Filed Pursuant to Rule 497(e)

                                                                                      Registration No. 33-25747

TAX EXEMPT PROCEEDS FUND, INC
1411 Broadway, 28th Floor
New York, NY 10018
(212) 830-5220

SUPPLEMENT DATED SEPTEMBER 28, 2011
TO THE PROSPECTUS DATED OCTOBER 28, 2010

Liquidation of the Tax Exempt Proceeds Fund, Inc.

The Board of Directors of the Tax Exempt Proceeds Fund, Inc. (the "Fund") has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.
Effective on or about December 1, 2011, the Fund WILL CEASE SALES OF FUND SHARES TO NEW INVESTORS. The Fund will permit current investors to continue to purchase and sell shares.
The determination of the Board of Directors that it is advisable to liquidate, dissolve, and terminate the legal existence of the Fund is subject to approval by the Fund's shareholders. The Board has directed that the Fund's investment adviser manage the Fund conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in the Fund.

Low Account Balance Fee

Effective immediately, the first full paragraph on page 16 of the Prospectus is replaced with the following:

“The Fund may impose a monthly service charge of $1.00 on shareholder accounts with a balance of $1.00 or less without prior written notice. A shareholder may avoid such monthly service charge by purchasing sufficient additional shares to increase its account value to the minimum amount or by withdrawing their balance.”

Please retain this Supplement with your Prospectus for reference.

The October 28, 2010 Prospectus can be reviewed in its entirety at
http://www.money-funds.com/funds/index